Exhibit 10.6(c)

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

SECOND AMENDMENT TO
SERVICES, RESEARCH, DEVELOPMENT
AND COLLABORATION AGREEMENT

This SECOND AMENDMENT TO SERVICES, RESEARCH, DEVELOPMENT AND COLLABORATION AGREEMENT (“Second Amendment”) is entered into as of April 2, 2012 (“Second Amendment Effective Date”) by and between INTENDIS GMBH., a company organized under the laws of the Federal Republic of Germany (“Intendis”), and KYTHERA BIOPHARMACEUTICALS, INC., a Delaware corporation (“Kythera”).

RECITAL

WHEREAS, Kythera and Intendis are parties to a Services, Research, Development and Collaboration Agreement, dated as of August 26, 2010 and amended as of November 17, 2010, (collectively, the “Collaboration Agreement”), pursuant to which Intendis agreed to provide certain development services to Kythera.  Capitalized terms used but not defined herein shall have the meanings set forth in the Collaboration Agreement (and, by reference therein, the License Agreement between Kythera and Bayer Consumer Care AG dated as of the Effective Date of the Collaboration Agreement (“License Agreement”));

WHEREAS, Intendis had agreed to provide certain reports to Kythera regarding the regulatory strategy for the Initial Product in Japan;

WHEREAS, the Parties now wish to eliminate the requirement for Intendis to provide this report to Kythera;

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and conditions contained in this First Amendment, the Parties agree as follows:

1.               Sections 1.11, 1.12 and 1.13 of the Collaboration Agreement are intentionally deleted, in their entirety.

2.               Section 2.1(a)(6) of the Collaboration Agreement is hereby amended and restated to read in its entirety as follows:

“(6) preparing and delivering, or causing to be prepared and delivered, to Kythera within [*], a report (the  “Development Account Allocation Report”) setting out a plan for allocation of  the [*] (to be deposited into the Development Account pursuant to the terms of Section 4.1(b)(ii) hereof).”

3.               Section 2.1(a)(7) of the Collaboration Agreement is intentionally deleted, in its entirety.

4.               Section 4.1(b)(ii) of the Collaboration Agreement is hereby amended and restated to read in its entirety as follows:

“(ii)         [*], upon receipt by Kythera of [*].”

5.               Section 4.1(b)(iii) of the Collaboration Agreement is intentionally deleted, in its entirety.

6.               Section 4.1(d)(ii) of the Collaboration Agreement is hereby amended and restated to read in its entirety as follows:

“(ii) Payments to Intendis.

In consideration for the services provided by Intendis to Kythera under this Collaboration Agreement [*] as set forth in the Project Plan, Kythera shall pay [*] in providing the activities set out in this Collaboration Agreement, [*].  In consideration for the services provided by Intendis to Kythera under this Collaboration Agreement [*] as set forth in the Project Plan, Kythera shall [*].”

This Second Amendment, together with the Collaboration Agreement, constitutes the entire agreement between the Parties.  All other terms and provisions of the Collaboration Agreement and the License Agreement, except as expressly amended by this Second Amendment, remain in full force and effect.

IN WITNESS WHEREOF the Parties have executed this Second Amendment as of the Second Amendment Effective Date by their duly authorized representatives.

INTENDIS GMBH		KYTHERA BIOPHARMACEUTICALS, INC.

By:	/s/ Ulf Zimmerling	By:	/s/ Keith R. Leonard
	Name: Ulf Zimmerling		Name: Keith R. Leonard
	Title: Vice President		Title: President and CEO

By:	/s/ Lilian Vakalopoulou
Name: Lilian Vakalopoulou
Title: Vice President

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.